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                                THE RESERVE FUND:
                                  PRIMARY FUND

                            RESERVE TAX-EXEMPT TRUST:
                           INTERSTATE TAX-EXEMPT FUND

                     Supplement Dated, June 10, 2004, to the
                        Prospectus Dated August 11, 2003

The paragraph in the section "Your Account - How to Buy Shares" entitled "Share
Price: Net Asset Value" which appears on page 11 of the Prospectus is amended as follows:

The sentences "However, NAV is not calculated and purchase orders are not accepted on days the New York Stock Exchange ("NYSE") is closed except Good Friday, when the Primary Fund is open. In addition, NAV is not calculated and purchase orders are not accepted on Columbus Day and Veterans Day when banks are closed." are deleted and replaced by the following:

     Generally the NAV is not calculated and purchase and redemption orders are not accepted on days the New York Stock Exchange ("NYSE") is closed, except Good Friday, when the Primary Fund is open, and on Columbus Day and Veterans Day. However, the NAV may be calculated and purchase and redemption orders accepted on such days if RMCI determines it is in the shareholders' interest to do so.